DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC Municipal Bond Portfolio for its semi-annual reporting period ended February 28, 1997. Your Fund produced a total return, including bond price changes and interest income, of 5.81%* and an annualized tax-free distribution rate per share of 5.68%.**
ECONOMIC REVIEW
    With the economy nearing the end of its sixth year of expansion, inflation still remains quiescent despite the robust rate of new job creation and low unemployment. Because of the relatively tight market, the potential inflationary consequences of increased wage demands have been of growing concern to Federal Reserve Board Chairman Alan Greenspan and other members of the Federal Open Market Committee (FOMC, the policy-making arm of the Federal Reserve Board). In recent testimony to the Senate Banking Committee, Chairman Greenspan spoke very directly about the possibility of the FOMC raising interest rates, despite the absence of any clear sign of accelerating inflation. The Federal Reserve last changed its interest rate policy on January 31, 1996 when it reduced both the Federal Funds target rate and its discount rate. Since then, the economy has continued to advance.
    Gains in worker productivity along with job security worries have been keeping wage increases modest and noninflationary. Yet there are signs that this wage restraint may be ending. Recent data suggests a tightening in the labor market. Growing numbers of workers appear willing to quit current jobs, more confident now that there are better positions available elsewhere. In reaction to this, companies could be under pressure to raise compensation levels. With this in mind, the recent comment by Chairman Greenspan warrants attention: "Given the lags with which monetary policy affects the economy, however, we cannot rule out a situation in which a preemptive policy tightening may become appropriate before any sign of actual higher inflation becomes evident." The lack of price pressure was particularly apparent in the fourth quarter increase in the GDP price deflator, the government's broadest measure of inflation: its 1.4% annual pace was the lowest rate of increase in 30 years.
    With such low inflation accompanying the strong growth in new jobs, consumer optimism remains high. The Research Board's Index of Consumer Confidence reported that popular opinion about the state of the economy reached a 27-year high in February. Since consumers account for two thirds of economic activity, their collective attitude is an important indicator of future economic momentum. Yet, despite this high level of consumer optimism, retail sales growth remained modest, although signs of strengthening are appearing.
    While it is possible that a retrenchment in consumer spending could result in an economic slowdown without a change in Federal Reserve monetary policy, it is likely that the continued strong growth in new jobs and the low unemployment rate will lead to labor shortages that could trigger inflationary wage increases. We take Chairman Greenspan at his word and are mindful of the possibility of a preemptive tightening in monetary policy. MARKET ENVIRONMENT
    As interest rates continued to decline through November, 1996, long-term municipals remained fully priced compared to comparable term U. S. Treasury bonds, and that relationship continues now, even with interest rates moving higher. A low supply of municipals balanced with modest demand has helped to support the tax exempt markets. Supplies have been especially tight in some high income tax states, further pushing up prices for municipal bonds issued within these states.
    Since November, interest rates have begun to rise. If interest rates continue in that trend, supply should moderate and demand would increase. This would help support the municipal market even if the FOMC decided to raise short-term interest rates. If this occurred, interest rates generally would probably rise but municipal rates should not go up less than Treasuries due to continued supply and demand imbalances.

THE PORTFOLIO
    Since we last wrote to you in September 1996, the Fund has continued to implement specific investment strategies which have enhanced its total return while maintaining a high level of current income. For the rest of 1996, the Fund maintained a defensive posture, due to a low interest rate environment. During this time, premium bonds were purchased which emphasize current income and have a better ability to protect the principal price of the Fund in a declining market. As interest rates began to rise in 1997, these types of bonds performed extremely well. The Fund reversed strategies by early 1997, and began to slowly purchase bonds which sell at a substantial discount when compared to the rest of the municipal market and represent a good opportunity to enhance the value of the Fund. If interest rates continue to rise the Fund would become more constructive and begin selling select premiums to again purchase discounts.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
March 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                     FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                 Principal
Long-Term Municipal Investments_99.4%                                                              Amount            Value
                                                                                               _____________    _____________
Alabama_4.0%
Alabama Private Colleges and Universities Facilities Authority, Revenue
  (Tuskegee University Project) 5.75%, 9/1/2026.............................                    $  2,400,000     $  2,368,104
Alabama Water Pollution Control Authority, Revolving Fund Loan
  6.25%, 8/15/2014 (Insured; AMBAC).........................................                         750,000          785,400
Arizona_1.2%
Tucson, GO 4.90%, 7/1/2013..................................................                       1,000,000          957,510
California_2.5%
Walnut Valley, Unified School District 6.50%, 8/1/2019 (Insured; FGIC)......                       1,765,000        1,958,779
Colorado_2.0%
Colorado Springs, Utility Revenue, Refunding 6.75%, 11/15/2021..............                         500,000          550,095
Denver City and County, Airport Revenue 7%, 11/15/2025......................                       1,000,000        1,051,070
Connecticut_1.4%
Connecticut Health and Educational Facilities Authority, Revenue (Capital Asset Issue)
  6.875%, 1/1/2010 (Insured; MBIA) (Prerefunded 1/1/2001) (a)...............                       1,000,000        1,094,085
Florida_2.6%
Jacksonville Electric Authority, Revenue, Refunding (Saint John's River) 5.25%, 10/1/2021          1,000,000          932,690
Lakeland, Hospital System Revenue (Lakeland Regional Medical Center)
  5.25%, 11/15/2025 (Insured; MBIA).........................................                       1,000,000          941,380
Palm Beach County, Solid Waste IDR (Osceola Power Limited Partnership)
  6.85%, 1/1/2014...........................................................                         200,000          173,830
Georgia_.6%
Burke County Development Authority, PCR (Georgia Power Co.-Plant Vogtle)
  6.375%, 8/1/2024..........................................................                         500,000          512,205
Illinois_2.0%
Cicero, Tax Increment Revenue, Refunding 6.50%, 12/1/2014...................                         500,000          555,705
Robbins, RRR (Robbins Resource Recovery Partners) 8.375%, 10/15/2016........                       1,000,000        1,044,760
Kentucky_1.4%
Trimble County, PCR (Louisville Gas and Electric Co.) 7.625%, 11/1/2020.....                       1,000,000        1,098,460
Louisiana_.7%
West Feliciana Parish, PCR, Refunding (Gulf States Utilities Co. Project) 8%, 12/1/2024              500,000          533,235
Maryland_.3%
Maryland Community Development Administration, Department of Housing and
  Community Development Revenue (Single Family Program) 6.75%, 4/1/2026.....                         250,000          261,017
Massachusetts_1.7%
Massachusetts Health and Educational Facilities Authority, Revenue (Mt. Auburn Hospital Issue)
  6.30%, 8/15/2024 (Insured; MBIA)..........................................                         750,000          803,212
Massachusetts Housing Finance Agency, SFHR 7.125%, 6/1/2025.................                         500,000          531,195

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                              FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount            Value
                                                                                                  __________       __________
Michigan_5.5%
Downtown Detroit Development Authority, Tax Increment Revenue
  (Development Area No. 1 Projects) 6.25%, 7/1/2025.........................                    $  1,000,000     $  1,027,300
Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding
  (Burgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC)..................                       1,000,000        1,092,770
Lowell Area Schools, Refunding, Zero Coupon, 5/1/2016 (Insured; FGIC).......                       1,675,000          567,071
Michigan Municipal Bond Authority, Revenue (Local Government Loan Program)
  6.125%, 12/1/2018 (Insured; FGIC).........................................                         750,000          781,793
Michigan Public Power Agency, Revenue, Refunding (Belle River Project) 5%, 1/1/2019                1,000,000          909,040
Minnesota_.3%
Minnesota Housing Finance Agency, SFHR 6.90%, 7/1/2022......................                         245,000          256,513
Mississippi_1.3%
Claiborne County, PCR, Refunding (System Energy Resources, Inc.) 7.30%, 5/1/2025                   1,000,000        1,048,470
Missouri_1.6%
Cape Girardeau County Industrial Development Authority, MFHR, Refunding (Cape LaCroix)
  6.40%, 6/20/2031..........................................................                       1,245,000        1,297,800
Nevada_.3%
Clark County, IDR, Refunding (Nevada Power Co. Project) 7.20%, 10/1/2022....                         250,000          267,363
New Hampshire_.3%
New Hampshire Housing Finance Authority 6.85%, 7/1/2014.....................                         250,000          261,725
New Jersey_2.1%
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
  6.70%, 4/1/2016 (Insured; MBIA)...........................................                         500,000          529,695
New Jersey Turnpike Authority, Turnpike Revenue, Refunding 6.50%, 1/1/2016..                       1,000,000        1,098,300
New York_3.3%
Battery Park City Authority, Revenue, Refunding 5.25%, 11/1/2017............                       1,000,000          929,050
Buffalo Municipal Water Financing Authority, Water Systems Revenue
  5.90%, 7/1/2026 (Insured; AMBAC)..........................................                       1,100,000        1,103,157
New York City Industrial Development Agency, Special Facility Revenue
  (American Airlines, Inc. Project) 6.90%, 8/1/2024.........................                         500,000          539,690
North Carolina_.4%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding
  7%, 1/1/2008..............................................................                         250,000          278,132
Ohio_4.4%
Hamilton County, Hospital Facilities Revenue, Refunding (Bethesda Hospital)
  6.25%, 1/1/2012...........................................................                       1,000,000        1,041,670
Lorain, Hospital Improvement Revenue, Refunding (Lakeland Community Hospital, Inc.)
  6.50%, 11/15/2012.........................................................                       1,000,000        1,054,680

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                               FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                         Amount           Value
                                                                                                 ___________       ___________
Ohio (continued)
Ohio Air Quality Development Authority, Revenue (Columbus and Southern Ohio)
  6.375%, 12/1/2020 (Insured; FGIC).........................................                   $     505,000      $   542,582
Ohio Building Authority (State Facilities-Juvenile Correctional Projects)
  6.60%, 10/1/2014 (Insured; AMBAC).........................................                         750,000          834,548
Oklahoma_4.1%
Pottawatomie County Development Authority, Water Revenue, Refunding
  (North Deer Creek Reservoir) 5.90%, 7/1/2026 (Insured; AMBAC).............                       3,150,000        3,217,284
Oregon_1.3%
Oregon Housing and Community Services Department, Mortgage Revenue
  (Single Family Mortgage Program) 6.45%, 7/1/2026..........................                       1,000,000        1,025,680
Pennsylvania_25.5%
Bethlehem Water Authority, Revenue, Refunding 5.20%, 11/15/2021.............                       1,000,000          934,690
Lehigh County General Purpose Authority, Revenue (Wiley House) 9.50%, 11/1/2016                    3,000,000        3,232,110
Northhampton County Industrial Development Authority, PCR, Refunding
  (Bethlehem Steel) 7.55%, 6/1/2017.........................................                         250,000          265,900
Pennsylvania, COP 5%, 7/1/2015 (Insured; AMBAC).............................                       5,220,000        4,886,129
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue
  (MacMillan Limited Partnership Project) 7.60%, 12/1/2020..................                         500,000         559,010
Pennsylvania Higher Educational Facilities Authority, College and University
Revenue
  (Duquesne University Project) 6.35%, 1/15/2017 (Insured; MBIA)............                         500,000         526,340
Pennsylvania Housing Finance Agency, Single Family Mortgage 6.75%, 4/1/2016.                       2,700,000        2,842,047
Philadelphia Hospitals and Higher Educational Facilities Authority, HR
  (Temple University Hospital) 6.625%, 11/15/2023...........................                       4,740,000        4,917,039
Potter County Hospital Authority, Revenue, Refunding (Charles Cole Memorial Hospital)
  5.95%, 8/1/2016...........................................................                       2,000,000        2,018,880
Rhode Island_.3%
Rhode Island Housing and Mortgage Finance Corp. (Homeownership Opportunity)
  6.50%, 4/1/2027...........................................................                         200,000          206,998
Tennessee_3.0%
Maury County Industrial Development Board, PCR, Refunding (Saturn Corp. Project)
  6.50%, 9/1/2024 (Guaranteed; General Motors Corp.)........................                       1,000,000        1,054,270
Sullivan County, Industrial Board Revenue, Refunding 6.35%, 7/20/2027.......                       1,000,000        1,040,680
Tennessee Housing Development Agency, Mortgage Finance 6.90%, 7/1/2025......                         250,000          262,240
Texas_4.9%
Allen, Independent School District Building 5.20%, 2/15/2021................                       1,000,000          943,160
Alliance Airport Authority, Special Facilities Revenue (American Airlines, Inc. Project)
  7.50%, 12/1/2029..........................................................                         500,000         535,110
Bexar County Health Facilities Development Corp., HR, Refunding
  (Baptist Memorial Hospital Systems Project) 6.90%, 8/15/2014 (Insured; MBIA)                       750,000          842,970


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                _____________    _____________
Texas (continued)
Mesquite, Health Facilities Development, Refunding (Christian Retirement Facility)
  6.40%, 2/15/2020..........................................................                    $  1,500,000      $  1,513,470
Vermont_4.6%
Vermont Educational and Health Buildings Financing Agency, Revenue 6%, 11/1/2022                   3,585,000        3,626,909
Virginia_4.4%
Augusta County Service Authority, Water and Sewer Revenue
  5%, 11/1/2024 (Insured; MBIA).............................................                       1,000,000          914,050
Fairfax County Redevelopment and Housing Authority, Mortgage Revenue, Refunding
  (Housing for the Elderly) 6.10%, 9/1/2026.................................                       1,000,000        1,009,050
Virginia Transportation Board, Transportation Contract Revenue
  (Northern Virginia Transportation District Program) 6.375%, 5/15/2020.....                       1,500,000        1,583,145
Washington_9.8%
Lewis County, Public Utility District No. 1, Revenue, Refunding
  (Cowlitz Falls Hydroelectric Project) 5.50%, 10/1/2022....................                       5,000,000         4,834,550
Seatac, Local Option Transportation, Tax Revenue 6.50%, 12/1/2013 (Insured; MBIA)                    500,000          556,235
Tacoma Conservation Systems Project Revenue (Tacoma Public Utilities Division)
  6.60%, 1/1/2015...........................................................                       1,000,000         1,076,130
Washington Public Power Supply System, Nuclear Project #2, Revenue, Refunding
  6.25%, 7/1/2012...........................................................                       1,250,000        1,287,263
West Virginia_1.3%
Braxton County, SWDR (Weyerhaeuser Co. Project) 6.50%, 4/1/2025.............                       1,000,000        1,056,910
Wyoming_.3%
Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024....................                         200,000          214,464
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $76,384,624)....................                                      $78,596,794
                                                                                                                ==============
Short-Term Municipal Investments_.6%
Ohio;
Twinsburg, IDR (UTD Stationers Supply Co.) VRDN 4.75% (LOC; PNC Bank) (b,c)
  (cost $500,000)...........................................................                   $     500,000      $   500,000
                                                                                                                ==============
TOTAL MUNICIPAL INVESTMENTS_100.0% (cost $76,884,624).......................                                      $79,096,794
                                                                                                                ==============


DREYFUS BASIC MUNICIPAL BOND PORTFOLIO

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA     Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR     Multi-Family Housing Revenue
GO            General Obligation                                 PCR      Pollution Control Revenue
HR            Hospital Revenue                                   RRR      Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFHR     Single Family Housing Revenue
LOC           Letter of Credit                                   SWDR     Solid Waste Disposal Revenue
                                                                 VRDN    Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
________                           ___________                   ___________________        ____________________
AAA                                Aaa                            AAA                               36.3%
AA                                 Aa                             AA                                33.6
A                                  A                              A                                 15.6
BBB                                Baa                            BBB                                7.2
BB                                 Ba                             BB                                  .7
F-1, F-1+                          VMIG1, MIG1, P1                SP1, A1                             .6
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      6.0
                                                                                                   ________
                                                                                                   100.0%
                                                                                                  =========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letter of credit.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those securities in which the Fund may invest.



SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                            FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                 Cost                  Value
                                                                                             _____________        _____________
ASSETS:                          Investments in securities_See Statement of Investments       $76,884,624           $79,096,794
                                 Cash.......................................                                            269,496
                                 Interest receivable........................                                          1,268,387
                                 Receivable for shares of Common Stock subscribed                                           181
                                 Prepaid expenses...........................                                             36,438
                                 Due from The Dreyfus Corporation and affiliates                                          6,494
                                                                                                                 _______________
                                                                                                                     80,677,790
LIABILITIES:                     Accrued expenses and other liabilities.....                                             27,040
                                                                                                                 _______________
NET ASSETS..................................................................                                        $80,650,750
                                                                                                                 ===============
REPRESENTED BY:                  Paid-in capital............................                                        $78,111,387
                                 Accumulated net realized gain (loss) on investments                                    327,193
                                 Accumulated net unrealized appreciation (depreciation)
                                 ...on investments_Note 4                                                             2,212,170
                                                                                                                 _______________
NET ASSETS..................................................................                                        $80,650,750
                                                                                                                 ===============
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                          6,057,844
NET ASSET VALUE, offering and redemption price per share....................                                            $13.31
                                                                                                                       ========


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $1,977,229
EXPENSES:                        Management fee_Note 3(a)...................                 $   204,998
                                 Shareholder servicing costs_Note 3(b)......                      43,422
                                 Registration fees..........................                      17,988
                                 Auditing fees..............................                       9,233
                                 Organization expenses......................                       4,923
                                 Custodian fees.............................                       4,724
                                 Prospectus and shareholders' reports.......                       3,019
                                 Directors' fees and expenses_Note 3(c).....                         803
                                 Legal fees.................................                         676
                                 Miscellaneous..............................                       7,379
                                                                                             ____________
                                       Total Expenses.......................                     297,165
                                 Less_expense reimbursement from Manager due to
                                     undertakings_Note 3(a).................                     (283,824)
                                                                                             ____________
                                       Net Expenses.........................                                             13,341
                                                                                                                    ____________
INVESTMENT INCOME_NET.......................................................                                          1,963,888
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                 $   409,075
                                 Net unrealized appreciation (depreciation) on investments     1,428,806
                                                                                             ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          1,837,881
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $3,801,769
                                                                                                                   =============



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Six Months Ended
                                                                                    February 28, 1997          Year Ended
                                                                                       (Unaudited)           August 31, 1996
                                                                                   __________________     _____________________
OPERATIONS:
    Investment income_net..................................................           $   1,963,888          $   2,684,566
    Net realized gain (loss) on investments................................                 409,075                643,570
    Net unrealized appreciation (depreciation) on investments..............               1,428,806               (623,929)
                                                                                   __________________     __________________
      Net Increase (Decrease) in Net Assets Resulting from Operations......               3,801,769              2,704,207
                                                                                   __________________     __________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net..................................................              (1,972,939)            (2,675,515)
    Net realized gain on investments.......................................                (456,720)              (168,945)
                                                                                   __________________     __________________
      Total Dividends......................................................              (2,429,659)            (2,844,460)
                                                                                   __________________     __________________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................               59,575,818            34,791,121
    Dividends reinvested...................................................               1,659,832              2,065,204
    Cost of shares redeemed................................................             (38,405,567)           (23,180,317)
                                                                                   __________________     __________________
      Increase (Decrease) in Net Assets from Capital Stock Transactions....              22,830,083             13,676,008
                                                                                   __________________     __________________
          Total Increase (Decrease) in Net Assets..........................              24,202,193             13,535,755
NET ASSETS:
    Beginning of Period....................................................              56,448,557             42,912,802
                                                                                   __________________     __________________
    End of Period..........................................................             $ 80,650,750          $ 56,448,557
                                                                                   =================     ===================
                                                                                          Shares                Shares
                                                                                   __________________     __________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................               4,496,234              2,647,461
    Shares issued for dividends reinvested.................................                 124,820                156,826
    Shares redeemed........................................................              (2,894,669)            (1,770,618)
                                                                                   __________________     __________________
      Net Increase (Decrease) in Shares Outstanding........................               1,726,385              1,033,669
                                                                                   =================     ===================




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                               Six Months Ended
                                                               February 28, 1997              Year Ended August 31,
                                                                                       ___________________________________
PER SHARE DATA:                                                   (Unaudited)            1996          1995       1994(1)
                                                                _________________     ________       _______     ________
    Net asset value, beginning of period.................              $13.03          $13.01         $12.76        $12.50
                                                                       _______        ________       ________     ________
    Investment Operations:
    Investment income_net................................                 .38             .73           .76           .19
    Net realized and unrealized gain (loss)
      on investments.....................................                 .37             .06           .25           .26
                                                                       _______        ________       ________     ________
    Total from Investment Operations.....................                 .75             .79          1.01           .45
                                                                       _______        ________       ________     ________
    Distributions:
    Dividends from investment income_net.................                (.38)           (.72)         (.76)         (.19)
    Dividends from net realized gain on investments......                (.09)           (.05)           --            --
                                                                       _______        ________       ________     ________
    Total Distributions..................................                (.47)           (.77)         (.76)         (.19)
                                                                       _______        ________       ________     ________
    Net asset value, end of period.......................              $13.31          $13.03        $13.01        $12.76
                                                                       ======        ========       ========    =========
TOTAL INVESTMENT RETURN..................................              11.72%(2)        6.17%         8.30%         4.13%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..............                .04%(2)         .39%          .20%          --
    Ratio of net investment income
      to average net assets..............................               5.75%(2)        5.52%         5.99%         6.03%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.................                .83%(2)         .52%          .77%         2.06%(2)
    Portfolio Turnover Rate..............................              41.79%(3)       59.23%        58.91%         8.82%(3)
    Net Assets, end of period (000's Omitted)............             $80,651         $56,449       $42,913       $15,334

    (1)  From May 6, 1994 (commencement of operations) to August 31, 1994.
    (2)  Annualized.
    (3)  Not annualized.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Bond Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended February 28, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 1996 through December 31, 1996 to reimburse all fees and expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, and thereafter, had undertaken through February 28, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $283,824 during the period ended February 28, 1997.
    In addition, the Manager has currently undertaken through June 30, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $33,563 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $5,271 during the period ended February 28, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1997, amounted to $49,981,380 and $27,404,453, respectively.
    At February 28, 1997, accumulated net unrealized appreciation on investments was $2,212,170, consisting of $2,296,000 gross unrealized appreciation and $83,830 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS BASIC MUNICIPAL
BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            125SA972
[Dreyfus logo]
Registration Mark

BASIC Municipal
Bond Portfolio
Semi-Annual
Report
February 28, 1997